UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
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                                   FORM 8-K
                               CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of The
                       Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): January 27, 2005


                        AUTOMATIC DATA PROCESSING, INC.
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           (Exact name of registrant as specified in its charter)

Delaware                       1-5397                              22-1467904
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(State or other             (Commission                           (IRS Employer
jurisdiction of             File Number)                          Identification
incorporation)                                                    No.)



One ADP Boulevard, Roseland, New Jersey                                 07068
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (973) 974-5000
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                                  N/A
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

(d) On January 28, 2005, Automatic Data Processing, Inc., a Delaware corporation, announced that Mr. John P. Jones had been elected to the Registrant's Board of Directors on January 27, 2005. Mr. Jones has not been named to serve as a member of any committees of the Board of Directors.
Mr. Jones is the Chairman and Chief Executive Officer of Air Products and Chemicals, Inc. Mr. Jones is a graduate of Villanova University. His election increases the size of the Registrant's board to 12 directors.

                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2005

                                               AUTOMATIC DATA PROCESSING, INC.


                                               By:  /s/   James B. Benson
                                                    ----------------------------
                                                    Name:  James B. Benson
                                                    Title: Vice President